SUPPLEMENT DATED APRIL 26, 2013

TO PROSPECTUS DATED MAY 1, 1995
FOR VARIABLE LIFE INSURANCE POLICY

ISSUED BY INDEPENDENCE LIFE AND ANNUITY COMPANY
INDEPENDENCE VARIABLE LIFE SEPARATE ACCOUNT

1)	Pursuant to shareholder approval, after the close of business on April 26, 2013, Columbia Variable Portfolio – Money Market Fund merged into Columbia Variable Portfolio – Cash Management Fund.

2)	Effective May 1, 2013, Columbia Variable Portfolio – Short Duration U.S. Government Fund is renamed Columbia Variable Portfolio – U.S. Government Mortgage Fund.

3)
Effective January 1, 2013, Sun Life Assurance Company of Canada (U.S.) transferred all the issued and outstanding shares of Independence Life and Annuity Company to Sun Life of Canada (U.S.) Holdings, Inc.  Sun Life of Canada (U.S.) Holdings, Inc. is ultimately controlled by Sun Life Financial.  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities and Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.